Exhibit 8.1

List of Subsidiaries

Subsidiaries	Place of Incorporation

iKang Guobin Healthcare Group, Inc.	British Virgin Islands

iKang Zhejiang, Inc.	British Virgin Islands

iKang MRI Center, Inc.	British Virgin Islands

iKang mHealth, Inc.	British Virgin Islands

Yuanhua Healthcare Limited	Hong Kong

MediFast (Hong Kong) Limited	Hong Kong

Bayley & Jackson (China) Medical Services Limited	Hong Kong

iKang Health Cloud Technology Limited	Hong Kong

WA Centers HK Limited	Hong Kong

iKang MRI Center, Limited	Hong Kong

Yuanhua Medical Consultancy Services (Shanghai) Co., Ltd.	People’s Republic of China

Shanghai iKang Co., Ltd.	People’s Republic of China

ShanghaiMed iKang, Inc.	People’s Republic of China

iKang Health Management (Zhejiang) Co., Ltd.	People’s Republic of China

Beijing Bayley & Jackson Clinic Co., Ltd.	People’s Republic of China

iKang(Shanghai) Financing Lease Co. Ltd.	People’s Republic of China

Affiliated Entities

iKang Healthcare Technology Group Co. Ltd	People’s Republic of China

Hangzhou iKang Guobin Clinic Co., Ltd.	People’s Republic of China

Shanghai Yuanhua Information Technology Co., Ltd.	People’s Republic of China

Jiandatong Health Technology (Beijing) Co., Ltd.	People’s Republic of China

Subsidiaries of Affiliated Entities

1. 100% Owned Subsidiaries

1.1 Beijing iKang Guobin Lidu Clinic Co., Ltd.	People’s Republic of China

1.2 Beijing iKang Guobin Jianwai Clinic Co., Ltd.	People’s Republic of China

1.3 Beijing iKang Guobin Zhongguan Clinic Co., Ltd.	People’s Republic of China

1.4 Beijing iKang Guobin Zhengqingyuan Clinic Co., Ltd.	People’s Republic of China

1.5 Beijing iKang Guobin Jiuxianqiao Clinic Co., Ltd.	People’s Republic of China

1.6 Beijing iKang Guobin Clinic Co., Ltd.	People’s Republic of China

1.7 Beijing iKang Guobin Xinei Clinic Co., Ltd.	People’s Republic of China

1.8 Beijing iKang Jun’an Clinic Co., Ltd.	People’s Republic of China

1.9 Beijing iKang Guobin Yayun Clinic Co., Ltd.	People’s Republic of China

1.10 Beijing iKang Guobin Baishi Clinic Co., Ltd.	People’s Republic of China

1.11 iKang Guobin Healthcare Group Co., Ltd	People’s Republic of China

1.12 Beijing iKang Medical Examination Application Technology Co., Ltd.	People’s Republic of China

1.13 iKang Health Cloud(Beijing) Software Co.,Ltd.	People’s Republic of China

1.14 Beijing Tianzhikangjian Investment Management Co., Ltd.	People’s Republic of China

1.15 Beijing iKang Guobin Wanzhishou Clinic Co., Ltd.	People’s Republic of China

1.16 Shanghai iKang Guobin Mingmen Clinic Co., Ltd.	People’s Republic of China

1.17 Shanghai Guobin Medical Center Co., Ltd.	People’s Republic of China

1.18 Shanghai iKang Guobin Renren Clinic Co., Ltd.	People’s Republic of China

1.19 Shanghai iKang Guobin Blue Cross Clinic Co., Ltd.	People’s Republic of China

1.20 Shanghai iKang Guobin Yipin Clinic Co., Ltd.	People’s Republic of China

1.21 Shanghai iKang Guobin Zhonghuan Yipin Clinic Co., Ltd.	People’s Republic of China

1.22 Shanghai iKang Guobin Waizhitan Clinic Co., Ltd.	People’s Republic of China

1.23 Shanghai iKang Guobin Fukang Clinic Co., Ltd.	People’s Republic of China

1.24 Shanghai iKang Guobin Jianwei Clinic Co., Ltd.	People’s Republic of China

1.25 Shanghai Yuanhua Clinic Co., Ltd.	People’s Republic of China

1.26 Shanghai Huajian Clinic Co., Ltd.	People’s Republic of China

1.27 Shanghai Jinxiu Huajian Clinic Co., Ltd.	People’s Republic of China

1.28 Shanghai Jinshen Huajian Clinic Co., Ltd.	People’s Republic of China

1.29 Shanghai Huajian Health Examination Management Co., Ltd.	People’s Republic of China

1.30 Shanghai Yalong Daoyi, Service Co., Ltd.	People’s Republic of China

1.31 iKang Dental Hospital Management Co., Ltd.	People’s Republic of China

1.32 Shenzhen iKang Guobin Clinic Co., Ltd.	People’s Republic of China

1.33 Shenzhen Xinglin Clinic Co., Ltd.	People’s Republic of China

1.34 Shenzhen iKang Co., Ltd.	People’s Republic of China

1.35 Shenzhen iKang Guobin Kefa Clinic Co., Ltd.	People’s Republic of China

1.36 Guangzhou iKang Guobin Health Examination Co., Ltd.	People’s Republic of China

1.37 Guangzhou Wokang Medical Clinic	People’s Republic of China

1.38 Nanjing Joycome Clinic Co., Ltd.	People’s Republic of China

1.39 Nanjing iKang Guobin Clinic Co., Ltd.	People’s Republic of China

1.40 Nanjing iKang Jun‘an TCM Clinic Co., Ltd.	People’s Republic of China

1.41 Nanjing Aibin Health Information Consultancy Co., Ltd.	People’s Republic of China

1.42 Chengdu iKang Guobin Health Examination Hospital Co., Ltd.	People’s Republic of China

1.43 Chengdu Jinjiang iKang Guobin Hongzhaobi Health Examination General Clinic Co., Ltd.	People’s Republic of China

1.44 Chengdu Gaoxin iKang Guobin Chengnan Clinic Co., Ltd.	People’s Republic of China

1.45 Chengdu Ommay Health Examination Hospital Co., Ltd.	People’s Republic of China

1.46 Hangzhou iKang Guobin Wenhui Clinic Co., Ltd.	People’s Republic of China

1.47 Hangzhou iKang Jun’an Clinic Co. Ltd.	People’s Republic of China

1.48 Zhejiang Huzhou Ailikang Investment Management Co., Ltd.	People’s Republic of China

1.49 Tianjin Heping Aibin Clinic Co., Ltd.	People’s Republic of China

1.50 Tianjin Hedong District iKang Guobin Dongrun Clinic Co., Ltd.	People’s Republic of China

1.51 Tianjin Hexi District iKang Guobin Fenghui Clinic Co., Ltd.	People’s Republic of China

1.52 Chongqing Aibin Clinic Co., Ltd.	People’s Republic of China

1.53 Suzhou iKang Guobin Clinic Co., Ltd.	People’s Republic of China

1.54 Suzhou Aoyang Clinic Co., Ltd.	People’s Republic of China

1.55 Changchun iKang Guobin Jiachang General Clinic Co., Ltd.	People’s Republic of China

1.56 Jiangyin iKang Guobin Clinic Co., Ltd.	People’s Republic of China

1.57 Shenyang iKang Guobin Hospital Co., Ltd.	People’s Republic of China

1.58 Shenyang iKang Guobin Ningshan Hospital Co., Ltd.	People’s Republic of China

1.59 Shenyang Golden iKang Guobin Hospital Co., Ltd.	People’s Republic of China

1.60 Yantai iKang Guobin Hongkang Health Examination Management Co., Ltd.	People’s Republic of China

1.61 Yantai iKang Guobin Hongkang Health Management Co., Ltd.	People’s Republic of China

2. Majority-Owned Subsidiaries

2.1 Shanghai Wangzu Guobin Medical Center Co., Ltd.	People’s Republic of China
-70.00% equity interests owned by iKang Healthcare Technology Group Co., Ltd.

2.2 Shanghai iKang Jianwei Healthcare Management Co., Ltd.	People’s Republic of China
- 89.50% equity interests owned by iKang Healthcare Technology Group Co., Ltd.

2.3 Shanghai Wenzhong Clinic Co., Ltd.	People’s Republic of China
-71.15% equity interests owned by iKang Healthcare Technology Group Co., Ltd.

2.4 Shanghai Zhenjing Hospital Management Co., Ltd.	People’s Republic of China
- 70.00% equity interests owned by iKang Guobin Healthcare Group Co., Ltd

2.5 Shanghai Zhenjing Clinic Co., Ltd.	People’s Republic of China
- 70.00% equity interests owned by iKang Guobin Healthcare Group Co., Ltd

2.6 Changzhou iKang Guobin Clinic Co., Ltd.	People’s Republic of China
- 62.50% equity interests owned by iKang Healthcare Technology Group Co., Ltd.

2.7 Fujian iKang Guobin Health Management Co., Ltd.	People’s Republic of China
- 71.43% equity interests owned by iKang Healthcare Technology Group Co., Ltd.

2.8 Fuzhou iKang Guobin Clinic Co., Ltd..	People’s Republic of China
- 71.43% equity interests owned by iKang Healthcare Technology Group Co., Ltd.

2.9 Shenzhen iKang Guobin Hospital Management, Inc.	People’s Republic of China
- 65.67% equity interests owned by Shenzhen iKang Co., Ltd.

2.10 Shenzhen iKang Guobin Puji Clinic Co., Ltd.	People’s Republic of China
- 65.67% equity interests owned by Shenzhen iKang Co., Ltd.

2.11 Wuxi Woshi Hongtai Biotechnology Co., Ltd.	People’s Republic of China
- 70.00% equity interests owned by iKang Guobin Healthcare Group Co., Ltd

2.12 Beijing Woshi Hongtai Investment Management Consultancy Co., Ltd.	People’s Republic of China
- 70.00% equity interests owned by iKang Guobin Healthcare Group Co., Ltd

2.13 Beijing Zhenjing Clinic Co., Ltd.	People’s Republic of China
- 70.00% equity interests owned by iKang Guobin Healthcare Group Co., Ltd

2.14 Beijing Tianjian Sunny Health Science and Technology Co., Ltd.	People’s Republic of China
- 82.85% equity interests owned by Beijing Tianzhikangjian Investment Management Co., Ltd.

2.15 Beijing iKang Guobin Sunny Jingchao(Beijing) Clinic Co., Ltd.	People’s Republic of China
- 82.85% equity interests owned by Beijing Tianzhikangjian Investment Management Co., Ltd.

2.16 Sinopharm Sunny Jingchun(Beijing) Clinic Co., Ltd.	People’s Republic of China
- 82.85% equity interests owned by Beijing Tianzhikangjian Investment Management Co., Ltd.

2.17 Beijing Jingxi Sunny Clinic Co., Ltd.	People’s Republic of China
- 51.00% equity interests owned by Beijing Tianjian Sunny Health Science and Technology Co., Ltd.

2.18 Wuhan Xiandai Sunny Clinic Co., Ltd.	People’s Republic of China
- 60.00% equity interests owned by Beijing Tianjian Sunny Health Science and Technology Co., Ltd.

2.19 Ningxia iKang Guobin Health Examination Investment Holding Co., Ltd.	People’s Republic of China
- 70.00% equity interests owned by iKang Guobin Healthcare Group Co., Ltd

2.20 Yinchuan iKang Guobin Ciming Clinic( Co., Ltd.)	People’s Republic of China
- 70.00% equity interests owned by iKang Guobin Healthcare Group Co., Ltd

2.21 Guangzhou Zhenxing Traditional Chinese Medical Clinic Co., Ltd.	People’s Republic of China
- 82.85% equity interests owned by Beijing Tianzhikangjian Investment Management Co., Ltd.

2.22 Hangzhou Beige Health Management Co., Ltd.	People’s Republic of China
- 82.85% equity interests owned by Beijing Tianzhikangjian Investment Management Co., Ltd.

2.23 Changsha Fukang Health Consultancy Co., Ltd.	People’s Republic of China
- 82.85% equity interests owned by Beijing Tianzhikangjian Investment Management Co., Ltd.